Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
Trade and other receivables

14	Trade and other receivables

	2022 € '000s	2021 € '000s
Processor receivables	46,734	63,495
Trade receivables	28,966	56,346
Inventory	94	40
Other receivables	3,001	3,453
Prepayments	38,005	45,918
Trade and other receivables	116,800	169,252
Processor receivables are balances due from Payment Service Providers (‘PSPs’). The Group considers the majority of these PSPs as financial institutions that have high creditability in the market and strong payment profiles. During the year an amount of €8.6 million (2021: €2.6 million) was added to the ECL allowance.
Management considers that the carrying amount of trade and other receivables approximates their fair value. The expected credit losses calculated under IFRS 9 for trade and other receivables are considered by management to be immaterial.